EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of MultiCell Technologies, Inc. (the “Company”) on Form 10-Q for the period ended February 28, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Gerald Newmin, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Dated:	April 14, 2015

By:	/s/ W. Gerald Newmin

Name:	W. Gerald Newmin
Chief Executive Officer and Chief Financial Officer